Exhibit 99.36

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1998-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1)   The amount of such distribution allocable to principal:

     Class 01-A1.....$      21.68074102      Class 01-B3.....$        3.09778774
     Class 01-A2.....$      26.32556342      Class 01-B4.....$        3.09779043
     Class 01-A3.....$       3.09778698      Class 01-B5.....$        3.09771535
     Class 01-PO.....$       3.58894887      Class 01-R......$    1,000.00000000
     Class 01-M......$       3.09778978
     Class 01-B1.....$       3.09779161
     Class 01-B2.....$       3.09779709

     2) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 01-A1.....$      18.58057977      Class 01-B3.....$        0.00000000
     Class 01-A2.....$      22.56123214      Class 01-B4.....$        0.00000000
     Class 01-A3.....$       2.65482983      Class 01-B5.....$        0.00000000
     Class 01-PO.....$       3.07575976      Class 01-R......$      857.00851994
     Class 01-M......$       0.00000000
     Class 01-B1.....$       0.00000000
     Class 01-B2.....$       0.00000000

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

     Class 01-A1.....$       5.62500000      Class 01-B4.....$        5.62488969
     Class 01-A2.....$       5.62500002      Class 01-B5.....$        5.62490931
     Class 01-A3.....$       5.62500009      Class 01-R......$        5.60000000
     Class 01-M......$       5.62499875
     Class 01-B1.....$       5.62499813
     Class 01-B2.....$       5.62499625
     Class 01-B3.....$       5.62499610

     4)   The amount of such distribution allocable to Unanticipated Recoveries:

          Class 01-A1................$        0.00
          Class 01-A2................$        0.00
          Class 01-A3................$        0.00
          Class 01-PO................$        0.00
          Class 01-M.................$        0.00
          Class 01-B1................$        0.00
          Class 01-B2................$        0.00
          Class 01-B3................$        0.00
          Class 01-B4................$        0.00
          Class 01-B5................$        0.00
          Class 01-R.................$        0.00

     5)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.......$       29,089.30

     The  amounts below are for the aggregate of all Certificates.

     6) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to  principal  made on  such  Distribution  Date:....$  195,937,691.74

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:...................              601
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     7)   The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:
                                    Class Certificate              Single
                                    Principal Balance       Certificate Balance
                                    -----------------       -------------------

          Class 01-A1...............$   61,311,267.96         $    978.32
          Class 01-A2...............$  103,490,044.83         $    973.67
          Class 01-A3...............$   26,489,745.42         $    996.90
          Class 01-PO...............$      156,196.39         $    996.41
          Class 01-M................$    1,496,783.87         $    996.90
          Class 01-B1...............$      997,854.25         $    996.90
          Class 01-B2...............$      498,924.63         $    996.90
          Class 01-B3...............$      798,284.40         $    996.90
          Class 01-B4...............$      299,354.78         $    996.90
          Class 01-B5...............$      399,235.23         $    996.90
          Class 01-R................$            0.00         $      0.00

     8) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

           book value.........................................$             0.00
           unpaid principal balance...........................$             0.00
           number of related mortgage loans...................                 0

     9) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                             Number   6    Principal Balance $   1,814,323.22
               (2)  60-89 days
                             Number   0    Principal Balance $           0.00
               (3)  90 days or more
                             Number   0    Principal Balance $           0.00

          (b)  in foreclosure
                             Number   0    Principal Balance $           0.00

     10)  Aggregate   Scheduled   Principal  and  number  of  replaced  Mortgage
          Loans:.............................................$           0.00

     11) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ......................$           0.00

     12)  Senior Percentage for such Distribution Date: .........   97.74819500%

     13)  Senior  Prepayment   Percentage  for  such Distribution
          Date:  ................................................  100.00000000%

     14)  Class A3 Percentagee for such Distribution Date: ....... 13.28372589%

     15)  Class A3 Prepayment  Percentage for such  Distribution
          Date:  .................................................  0.00000000%

     16)  Junior Percentage for such Distribution Date: ..........  2.25180500%

     17)  Junior  Prepayment   Percentage  for  such  Distribution
          Date:  .................................................  0.00000000%